UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2003
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PUROFLOW INCORPORATED
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(Exact name of registrant as specified in its charter)

Delaware
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(State or other jurisdiction or incorporation)

001-31756                                      13-1947195
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(Commission File Number)     (I.R.S. Employer I.D. Number)

One Church Street Suite 302 Rockville, MD ----------------------- (Address of Principal Executive Offices)	20850 ----- (Zip Code)

(301) 315-0027
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(Registrant's telephone number, including area code)

ITEM  5.  OTHER EVENTS

            On October 27, 2003 the registrant assigned all of its operating assets and liabilities relating to its Puroflow manufacturing business to a wholly-owned subsidiary.  In addition, immediately following the assignment, the registrant amended its Certificate of Incorporation to change its corporate name from Puroflow Incorporated to Argan, Inc., and its wholly-owned subsidiary to whom the assets and liabilities were assigned amended its Certificate of Incorporation to change its corporate name to Puroflow Incorporated.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUROFLOW INCORPORATED
Date: October 29, 2003
BY /s/Rainer H. Bosselmann
Rainer H. Bosselmann
Chief Executive Officer

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